UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2011

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01— Other Events.

Cumulus Media Inc. (the “Company”), Cumulus Media Holdings Inc., a wholly-owned subsidiary of the Company (“Cumulus Holdings”), and certain other of the Company’s subsidiaries that have guaranteed Cumulus Holdings’ outstanding 7.75% Senior Notes due 2019 (the “Original Notes”) (collectively, the “Subsidiary Guarantors”) intend to file a registration statement (the “Exchange Registration Statement”) to register the offer and sale of certain debt securities (the “Exchange Notes”) of Cumulus Holdings and guarantees of the Exchange Notes (the “Exchange Guarantees”) by the Company and the Subsidiary Guarantors. The Exchange Notes and the Exchange Guarantees will be issued in exchange for the Original Notes and the related outstanding guarantees thereof by the Company and the Subsidiary Guarantors, respectively.

In connection with the Exchange Registration Statement, the Company is filing herewith updated historical financial statements solely to include the supplemental guarantor disclosures required by Rule 3-10(d) of Regulation S-X. Specifically, the Company is including the following supplemental financial information in its historical financial statements:

•	a new Note 22 to the Notes to the Company’s Audited Consolidated Financial Statements included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010; and

•

a new Note 15 to the Notes to the Company’s Unaudited Consolidated Financial Statements included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

The Company qualifies as a “smaller reporting company” (as defined in Rule 405 of the Securities Act of 1933) and has elected to report the accompanying supplemental financial information in accordance with the provisions of Article 8 of Regulation S-X applicable thereto.

As previously disclosed, on September 16, 2011, the Company completed the acquisition (the “Acquisition”) of Citadel Broadcasting Corporation (“Citadel”) and its subsidiaries. In connection with the Acquisition, Citadel and certain of its subsidiaries provided guarantees of the Original Notes and became Subsidiary Guarantors. The Company is also filing herewith updated historical financial statements of Citadel solely to include certain recently acquired subsidiary guarantor disclosure required by Rule 3-10(g) of Regulation S-X. Specifically, the Company is including the following supplemental financial information in Citadel’s historical financial statements:

•

a new Note 24 to the Notes to Citadel’s Audited Consolidated Financial Statements which were originally included in Part II, Item 8 of Citadel’s Annual Report on Form 10-K for the year ended December 31, 2010; and

•

a new Note 16 to the Notes to Citadel’s Unaudited Consolidated Financial Statements which were originally included in Part I, Item 1 of Citadel’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (Citadel’s last full fiscal quarter before the completion of the Acquisition).

The historical financial statements, including the related supplemental disclosures described above in respect of the Audited Consolidated Financial Statements included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, are filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and are incorporated herein by reference. The historical financial statements, including the related supplemental disclosures described above in respect of the Unaudited Consolidated Financial Statements included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, are filed as Exhibit 99.2 to this Report and are incorporated herein by reference. The historical financial statements of Citadel, including the related supplemental disclosures described above in respect of the Audited Consolidated Financial Statements which were originally included in Part II, Item 8 of Citadel’s Annual Report on Form 10-K for the year ended December 31, 2010, are filed as Exhibit 99.3 to this Report and are incorporated herein by reference. The historical financial statements of Citadel, including the related supplemental disclosures in respect of the Unaudited Consolidated Financial Statements which were originally included in Part I, Item 1 of Citadel’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, are filed as Exhibit 99.4 to this Report and are incorporated herein by reference.

The information included in and with this Report is presented for informational purposes only, and there has been no change to either of the Company’s or Citadel’s previously reported consolidated net operating results, financial condition or cash flows. This Report does not reflect events occurring after the original filing of the Company’s previously reported results.

Item 9.01— Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Updated Part II, Item 8 “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.2	Updated Part I, Item 1 “Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011.

99.3	Updated Part II, Item 8 “Financial Statements and Supplementary Data” of Citadel’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.4	Updated Part I, Item 1 “Financial Statements” of Citadel’s Quarterly Report on Form 10-Q for the period ended June 30, 2011.

101	The materials included within Item 1 of Exhibit 99.2 and Item 1 of Exhibit 99.4 formatted in eXtensible Business Reporting Language.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ J.P. Hannan
Name:	J.P. Hannan
Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: December 20, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Updated Part II, Item 8 “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.2	Updated Part I, Item 1 “Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011.

99.3	Updated Part II, Item 8 “Financial Statements and Supplementary Data” of Citadel’s Annual Report on Form 10-K for the year ended December 31, 2010.

99.4	Updated Part I, Item 1 “Financial Statements” of Citadel’s Quarterly Report on Form 10-Q for the period ended June 30, 2011.

101	The materials included within Item 1 of Exhibit 99.2 and Item 1 of Exhibit 99.4 formatted in eXtensible Business Reporting Language.